UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 25, 2016

Rhino Resource Partners LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34892	27-2377517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

424 Lewis Hargett Circle, Suite 250, Lexington, Kentucky 40503
(Address of Principal Executive Offices) (Zip Code)

(859) 389-6500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 25, 2016, Rhino Resource Partners LP ("Rhino" or the "Partnership") issued a press release announcing its financial and operating results for the quarter ended December 31, 2015.

The information in this Form 8-K, including the exhibit,  shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, unless Rhino specifically states in a future filing that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1.       Press release dated March 25, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rhino Resource Partners LP

	By:	Rhino GP LLC, Its General Partner

Date: March 25, 2016	By:	/s/ Whitney C. Kegley
Name: Whitney C. Kegley
Title: Vice President, Secretary and General Counsel

EXHIBIT INDEX

99.1	Press Release dated March 25, 2016